Exhibit 10.3

FIRST AMENDMENT

FIRST AMENDMENT, dated as of March 21, 2007 (this “Amendment”), to the CREDIT AGREEMENT, dated as of June 12, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among CELLU PAPER HOLDINGS, INC., CELLU TISSUE HOLDINGS, INC. (the “Borrower”), INTERLAKE ACQUISITION CORPORATION LIMITED, the Loan Guarantors party thereto, the lenders party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as US Administrative Agent (in such capacity, the “Administrative Agent”) and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent (the “Canadian Administrative Agent”).

RECITALS

A.            WHEREAS, the Borrower intends to acquire CityForest Corporation, and, in connection with the CityForest Acquisition and the financing thereof, the Borrower is requesting that the Lenders agree to certain amendments relating to, and provide certain waivers under, the Credit Agreement; and

B.            WHEREAS, the Lenders are willing to agree to such amendments and provide such waivers, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.             Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.             Amendments to Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended by

(a) adding the following definitions in the appropriate alphabetical order:

“Additional Senior Secured Notes” means the 9¾% senior secured notes due 2010 issued under the Senior Secured Notes Indenture in connection with the CityForest Acquisition.

“Associated Bank Agreement” means the Amended and Restated Reimbursement Agreement dated as of March 21, 2007 between CityForest and Associated Bank, National Association, as such Amended and Restated Reimbursement Agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Associated Bank Intercreditor Agreement” means the Intercreditor Agreement dated as of March 21, 2007 among CityForest, Associated Bank, National Association, the Administrative Agent and the Canadian Administrative Agent, as such Intercreditor Agreement may be amended, supplemented or otherwise modified from time to time.

“CityForest” means CityForest Corporation, a Minnesota corporation, and, after giving effect to the CityForest Conversion, Cellu Tissue-CityForest LLC, a Minnesota limited liability company.

“CityForest Acquisition” means the acquisition of CityForest by the Borrower pursuant to the CityForest Acquisition Agreement.

“CityForest Acquisition Agreement” means the Merger Agreement, dated as of February 26, 2007, among the Borrower, Cellu City Acquisition Corporation, CityForest and Wayne Gullstad as the Shareholders’ Representative.

“CityForest Bond Loan Agreement” means the Loan Agreement, dated March 1, 1998, between CityForest and City of Ladysmith, Wisconsin, as such Loan Agreement may be amended, supplemented or otherwise modified from time to time.

“CityForest Bonds” means the Variable Rate Demand Solid Waste Disposal Facility Revenue Bonds, Series 1998 (CityForest Corporation Project) issued by City of Ladysmith, Wisconsin pursuant to the CityForest Indenture.

“CityForest Conversion” means the conversion, promptly following the consummation of the City Forest Acquisition, of CityForest from a Minnesota corporation to a Minnesota limited liability company pursuant to the Articles of Conversion to be filed with the Secretary of State of the State of Minnesota.

“CityForest Indenture” means the Indenture of Trust, dated March 1, 1998, from City of Ladysmith, Wisconsin to Norwest Bank Wisconsin, N.A., as such Indenture of Trust may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Investor Group” means the Sponsor and each other Person selected by the Sponsor as a co-investor that is reasonably acceptable to the Administrative Agent.

“Note Purchase Agreement” means the Note Purchase Agreement, dated March 21, 2007, between the Borrower and Wingate Capital Ltd.

(b) in the definition of “Change in Control”, deleting the words “the Sponsor” in clause (a) and substituting therefor the words “the Investor Group”;

(c) in the definition of “Eligible Accounts”, adding the following sentence at the end thereof:

“It is understood and agreed that Accounts of CityForest and its Subsidiaries shall not be eligible for inclusion as “Eligible Accounts” unless otherwise agreed by the Administrative Agent in its discretion (which in any event shall not occur earlier than the repayment of all Indebtedness under the Associated Bank Agreement and the release of all Liens in connection therewith and the satisfaction of all requirements of clause (d) in the definition of Permitted Acquisition).”

(d) in the definition of “Eligible Inventory”, adding the following sentence at the end thereof:

“It is understood and agreed that Inventory of CityForest and its Subsidiaries shall not be eligible for inclusion as “Eligible Inventory” unless otherwise agreed by the Administrative Agent in its discretion (which in any event shall not occur earlier than the repayment of all Indebtedness under the Associated Bank Agreement and the release of all Liens in connection therewith and the satisfaction of all requirements of clause (d) in the definition of Permitted Acquisition).”

(e) in the definition of “Permitted Acquisition”, in clause (e)(i) after the words “any individual transaction” inserting the parenthetical “(other than the CityForest Acquisition)” and in clause (e)(ii) after the words “all such transactions” inserting the parenthetical “(other than the CityForest Acquisition)”; and

(f) in the definition of “US Commitment”, deleting the amount “US$32,000,000” and substituting therefor the amount “US$37,000,000.”

3.             Amendment to Section 6.01.  Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (k), (ii) deleting the period from the end of clause (l) and substituting therefor a semicolon and (iii) adding the following at the end thereof:

“(m) Indebtedness under the CityForest Bond Loan Agreement in an aggregate principal amount not to exceed US$19,000,000;

(n) (i) Indebtedness under the Associated Bank Agreement in respect of (x) the letter of credit reimbursement obligations provided for therein, (y) any Term Loan (as defined therein) provided thereunder and (z) the revolving line of credit provided thereunder in a maximum principal amount not to exceed US$3,500,000 and (ii) Indebtedness (in the form of Guarantees) of the Borrower in respect of such Indebtedness under the Associated Bank Agreement, provided that the aggregate principal amount of Indebtedness (without duplication) outstanding under this clause (n) at any time shall not exceed $22,500,000; and

(o) (i) (x) Indebtedness in respect of the Additional Senior Secured Notes pursuant to the Note Purchase Agreement in an aggregate principal amount not to exceed US$20,265,000 and (y) Indebtedness (in the form of Guarantees) of the Loan Parties in respect of the Additional Senior Secured Notes pursuant to the Note Purchase Agreement and (ii) Permitted Refinancing Indebtedness in respect thereof.”

4.             Amendments to Section 6.02.

(a)           Section 6.02(k) of the Credit Agreement is hereby amended by adding the words “and the Additional Senior Secured Notes” after the words “Senior Secured Notes”.

(b)           Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (j), (ii) deleting the period from the end of clause (k) and substituting therefor a semicolon and (iii) adding the following at the end thereof:

“(l) liens securing the Associated Bank Agreement in accordance with the provisions of the Associated Bank Intercreditor Agreement.”

5.             Amendments to Section 6.03.

(a)           Section 6.03(a) of the Credit Agreement is hereby amended by adding the words “, including the CityForest Acquisition, and the CityForest Conversion” after the words “Permitted Acquisitions” in clause (ii) of the proviso thereof.

(b)           Section 6.03(c)(vii) of the Credit Agreement is hereby amended by adding the words “and the Additional Senior Secured Notes” after the words “Senior Secured Notes”.

6.             Amendments to Section 6.08.

(a)           Section 6.08(a) of the Credit Agreement is hereby amended by adding the words “or distributions” after the word “declare and pay dividends” in clause (ii) thereof.

(b)           Section 6.08(b) of the Credit Agreement is hereby amended by (i) adding the words “and the Additional Senior Secured Notes” after the words “the Senior Secured Notes” in the parenthetical of clause (ii), (ii) deleting the word “and” from the end of clause (iv), (iii) deleting the period from the end of clause (v) and substituting therefor a semicolon and (iv) adding the following at the end thereof:

“(vi) payment of regularly scheduled interest and principal payments as and when due in respect of Indebtedness under the CityForest Bond Loan Agreement;

(vii) without duplication of the amounts payable under clause (vi) in respect of principal payments, amortization payments in respect of the CityForest Bonds required under Section 8.18 of the Associated Bank Agreement;

(viii) payment of any reimbursement obligation in respect of any letter of credit issued under the Associated Bank Agreement;

(ix) payment of (x) interest and principal in respect of any amounts drawn under the revolving line of credit provided under the Associated Bank Agreement and (y) interest and regularly scheduled principal in respect of any Term Loan (as defined therein) provided thereunder; and

(x) payment of fees and expenses owing to (x) Associated Bank, National Association under the Associated Bank Agreement, (y) City of Ladysmith, Wisconsin under the CityForest Bond Loan Agreement or (z) the Trustee under the CityForest Indenture.

7.             Amendments to Section 6.10.

(a)           Section 6.10 of the Credit Agreement is hereby amended by deleting the existing clause (ii) and substituting therefor the following:

“(ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 including the Senior Secured Notes Indenture (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition (it being understood that the Additional Senior Secured Notes will be subject to the same restrictions and conditions as the Senior Secured Notes)) and any Permitted Refinancing Indebtedness (so long as the applicable restriction in the documentation for the Permitted Refinancing Indebtedness is not materially more restrictive, when taken as a whole, than the applicable restrictions in the Senior Secured Notes Indenture),”

(b)           Section 6.10 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (iv) and substituting therefor a comma, (ii) deleting the period from the end of clause (v) and (iii) adding the following at the end thereof:

“and (vi) the foregoing shall not apply to restrictions and conditions contained in the CityForest Indenture or the CityForest Bond Loan Agreement (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), and (vii) the foregoing shall not apply to restrictions and conditions contained in the Associated Bank Agreement (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition).”

8.             Amendment to Section 6.11.  Section 6.11 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (c) and substituting therefor a comma, (ii) adding the clause “, (e) the CityForest Indenture, (f) the CityForest Bond Loan Agreement, (g) the CityForest Acquisition Agreement and (h) the Associated Bank Agreement” after the phrase “Acquisition Documentation” and (iii) replacing the words “(b), (c) or (d) above” in the sixth line with the words “(b), (c), (d), (e), (f), (g) or (h) above.”

9.             Schedule 3.15 to the Credit Agreement.  Schedule 3.15 to the Credit Agreement is hereby supplemented with the information provided in Schedule 3.15 attached to this Amendment.

10.           General Amendments.

(a)           For purposes of Sections 6.01(c), 6.01(d), 6.02(h), 6.03(a), 6.04(c), 6.04(d) of the Credit Agreement, CityForest and its Subsidiaries shall be deemed to be Subsidiaries that are not Loan Parties and for purposes of the definition of Permitted Acquisition, CityForest and its Subsidiaries shall be deemed to be Subsidiaries that are not Domestic Subsidiaries.

(b)           From and after the Effective Date, the existence of the Liens securing the Associated Bank Agreement shall not violate any of the representations, warranties and other provisions in the Loan Documents relating to the Collateral.

(c)           Notwithstanding anything to the contrary in Section 5.9 of the US Security Agreement, the Borrower shall not be required to comply with the requirements of such Section with respect to any Deposit Account or Securities Account of CityForest or any of its Subsidiaries for so long as the Associated Bank Intercreditor Agreement remains in effect.

11.           Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions shall have been satisfied or waived:

(a)           the Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrower and the Lenders;

(b)           CityForest and its Subsidiaries shall have complied with Section 5.13 of the Credit Agreement, including the delivery of a Joinder Agreement to the Administrative Agent;

(c)           the Administrative Agent shall have received copies of the CityForest Acquisition Agreement, the CityForest Indenture, the CityForest Bond Loan Agreement, the Note Purchase Agreement and the Associated Bank Agreement, certified by an officer of the Borrower to be true and correct and in force and effect as of the Effective Date, and no provision thereof shall have been amended, waived or otherwise modified without the consent of the Administrative Agent;

(d)           the Associated Bank Intercreditor Agreement shall have been duly executed and delivered by all parties thereto;

(e)           each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral acquired pursuant to the CityForest Acquisition to the extent required by Section 5.13 of the Credit Agreement;

(f)            the CityForest Acquisition shall have been consummated in accordance with the CityForest Acquisition Agreement, and no provision thereof shall have been amended, waived or otherwise modified without the consent of the Administrative Agent;

(g)           the Administrative Agent shall have received evidence reasonably satisfactory to it that the Borrower shall have received $20,265,000 in gross cash proceeds from the issuance of the Additional Senior Secured Notes pursuant to the Note Purchase Agreement;

(h)           the Administrative Agent shall have received legal opinions from counsel to the Borrower and its Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent; and

(i)            the Administrative Agent shall have received such certificates as may be reasonably requested by the Administrative Agent.

12.           Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

13.           Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(b)           The representations and warranties of the Borrower set forth in Article III of the Credit Agreement as amended hereby are true and correct in all material respects as of the date hereof.

14.           Fees, Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel, incurred by it in connection with this Amendment.

15.           Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CELLU PAPER HOLDINGS, INC.

By:	/s/ Dianne M. Scheu
	Name:	Dianne M. Scheu
	Title:	Senior Vice President and Chief Financial Officer

CELLU TISSUE HOLDINGS, INC.

By:	/s/ Dianne M. Scheu
	Name:	Dianne M. Scheu
	Title:	Senior Vice President and Chief Financial Officer

INTERLAKE ACQUISITION CORPORATION LIMITED

By:	/s/ Dianne M. Scheu
	Name:	Dianne M. Scheu
	Title:	Senior Vice President and Chief Financial Officer

CELLU TISSUE LLC

By:	/s/ Dianne M. Scheu
	Name:	Dianne M. Scheu
	Title:	Senior Vice President and Chief Financial Officer

CELLU TISSUE CORPORATION — NATURAL DAM

By:	/s/ Dianne M. Scheu
	Name:	Dianne M. Scheu
	Title:	Senior Vice President and Chief Financial Officer

CELLU TISSUE CORPORATION — NEENAH

By:	/s/ Dianne M. Scheu
	Name:	Dianne M. Scheu
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment

COASTAL PAPER COMPANY

By:	Van Paper Company,
its Managing Partner

By:	/s/ Dianne M. Scheu
	Name:	Dianne M. Scheu
	Title:	Senior Vice President and Chief Financial Officer

VAN PAPER COMPANY

By:	/s/ Dianne M. Scheu
	Name:	Dianne M. Scheu
	Title:	Senior Vice President and Chief Financial Officer

VAN TIMBER COMPANY

By:	/s/ Dianne M. Scheu
	Name:	Dianne M. Scheu
	Title:	Senior Vice President and Chief Financial Officer

MENOMINEE ACQUISITION CORPORATION

By:	/s/ Dianne M. Scheu
	Name:	Dianne M. Scheu
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., individually, as US Administrative Agent, Issuing Bank, Swingline Lender and a Lender

By:	/s/ John M. Hariaczyi
	Name:	John M. Hariaczyi
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and as Canadian Administrative Agent and a Lender

By:	/s/ Michael N. Tam
	Name:	Michael N. Tam
	Title:	Senior Vice President

Signature Page to First Amendment